                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 31, 1996

                         TRUMP TAJ MAHAL FUNDING, INC.
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)

      New Jersey                        1-10075               13-3469470
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
          of incorporation)                               Identification No.)

          1000 The Boardwalk
      Atlantic City, New Jersey                                08401
-----------------------------------------------------      --------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (609) 449-5540

                          TRUMP TAJ MAHAL ASSOCIATES
                 --------------------------------------------
            (Exact name of registrant as specified in its charter)

      New Jersey                        1-10075               13-3469507
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
          of incorporation)                               Identification No.)

          1000 The Boardwalk
      Atlantic City, New Jersey                                08401
-----------------------------------------------------      --------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (609) 449-5540

ITEM 1 TO ITEM 4:  None.


ITEM 5:  Other Events.
         ------------

On January 31, 1996, Trump Hotels & Casino Resorts, Inc. ("THCR"), a Delaware corporation and the general partner of Trump Hotels & Casino Resorts Holdings, L.P., THCR Merger Corp., a wholly owned subsidiary of THCR, and Taj Mahal Holding Corp. ("Taj Holding"), amended the Agreement and Plan of Merger which they had entered into on January 8, 1996.

Reference is made to (i) the Amendment to the Agreement and Plan of Merger and
(ii) the joint press release of THCR and Taj Holding, dated February 1, 1996, attached as Exhibits hereto. Both Exhibits are incorporated herein by reference.


ITEM 6 TO ITEM 8:  None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUMP TAJ MAHAL FUNDING, INC.



February 1, 1996                      /s/ R. Bruce McKee
                                      ----------------------------------------
                                By:   R. Bruce McKee
                              Title:  Assistant Treasurer



                              TRUMP TAJ MAHAL ASSOCIATES

                                By: TM/GP Corporation,
                                    its Managing General Partner


February 1, 1996                      /s/ R. Bruce McKee
                                      ----------------------------------------
                                By:   R. Bruce McKee
                              Title:  Assistant Treasurer

                                 EXHIBIT INDEX

                                                                Sequentially
Exhibit No.             Description                             Numbered Page
----------              -----------                             -------------
2.1.1                   Amendment to Agreement and Plan of
                        Merger by and among Trump
                        Hotels & Casino Resorts, Inc.,
                        Taj Mahal Holding Corp. and
                        THCR Merger Corp., dated
                        January 31, 1996

99.1                    News Release of Trump
                        Hotels & Casino Resorts, Inc.
                        and Taj Mahal Holding Corp.,
                        dated February 1, 1996